Exhibit 99.3

Dell 2Q FY’14 Performance Review

August 15, 2013

Dell Investor Relations – 2Q FY14 Performance Review See Financial History at www.dell.com/investor

Forward-Looking Statements

Non-GAAP Financial Measures:

This presentation includes information about non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, and non-GAAP earnings per share (collectively the “non-GAAP financial measures”), which are not measurements of financial performance prepared in accordance with U.S. generally accepted accounting principles. We have provided a reconciliation of the historical non-GAAP financial measures and of free cash flow, which is also a non-GAAP measure, to the most directly comparable GAAP measures in the slides captioned “Supplemental Non-GAAP Measures.” A detailed discussion of our reasons for including the non-GAAP financial measures and the limitations associated with those measures is presented in the exhibit to our Current Report on Form 8-K filed August 15, 2013. We encourage investors to review the historical reconciliation and the non-GAAP discussion in conjunction with our presentation of the non-GAAP financial measures.

Special Note on Forward Looking Statements:

Statements in this material that relate to future results and events are forward-looking statements and are based on Dell’s current expectations. In some cases, you can identify these statements by such forward-looking words as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “confidence,” “may,” “plan,” “potential,” “should,” “will” and “would,” or similar expressions. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors, including: effects of Dell’s proposed merger; intense competition; Dell’s reliance on third-party suppliers for product components, including reliance on several single-sourced or limited-sourced suppliers; Dell’s ability to achieve favorable pricing from its vendors; weak global economic conditions and instability in financial markets; Dell’s ability to manage effectively the change involved in implementing strategic initiatives; successful implementation of Dell’s acquisition strategy; Dell’s cost-efficiency measures; Dell’s ability to effectively manage periodic product and services transitions; Dell’s ability to deliver consistent quality products and services; Dell’s ability to generate substantial non-U.S. net revenue; Dell’s product, customer, and geographic sales mix, and seasonal sales trends; the performance of Dell’s sales channel partners; access to the capital markets by Dell or its customers; weak economic conditions and additional regulation affecting Dell’s financial services activities; counterparty default; customer terminations of or pricing changes in services contracts, or Dell’s failure to perform as it anticipates at the time it enters into services contracts; loss of government contracts; Dell’s ability to obtain licenses to intellectual property developed by others on commercially reasonable and competitive terms; infrastructure disruptions; cyber-attacks or other data security breaches; Dell’s ability to hedge effectively its exposure to fluctuations in foreign currency exchange rates and interest rates; expiration of tax holidays or favorable tax rate structures, or unfavorable outcomes in tax audits and other compliance matters; impairment of portfolio investments; unfavorable results of legal proceedings; Dell’s ability to attract, retain, and motivate key personnel; Dell’s ability to maintain strong internal controls; changing environmental and safety laws; the effect of armed hostilities, terrorism, natural disasters, and public health issues; and other risks and uncertainties discussed in Dell’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for its fiscal year ended February 1, 2013, as amended on June 3, 2013. Factors or risks that could cause Dell’s actual results to differ materially from the results it anticipates also include: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (3) the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the merger agreement; (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; and (5) the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally. Dell assumes no obligation to update its forward-looking statements.

2	Dell Investor Relations – 2Q FY14 Performance Review See Financial History at www.dell.com/investor

Dell 2Q FY’14

2Q Earnings Review

3	Dell Investor Relations – 2Q FY14 Performance Review See Financial History at www.dell.com/investor

2Q FY’14 Consolidated GAAP Results

Consolidated GAAP P&L1

$ in Millions—except Units and EPS

Y/Y Seq

2Q’13 1Q’14 2Q’14 Growth Growth

Units (thousands) 10,393 9,644 10,307 —1% 7%

Revenues 14,483 14,074 14,514 0% 3%

Gross Margin 3,138 2,747 2,689 —14% —2%

GM % of revenue 21.6% 19.5% 18.5% —310bps —100bps

SG&A Operating Expenses 1,976 2,208 2,097 6% —5%

SG&A Opex % of revenue 13.6% 15.7% 14.4% 80bps —130bps

R&D Operating Expenses 261 313 320 23% 2%

R&D Opex % of revenue 1.8% 2.2% 2.2% 40bps 0bps

Operating Expenses 2,237 2,521 2,417 8% —4%

Opex % of revenue 15.4% 17.9% 16.6% 120bps —130bps

Operating Income 901 226 272 —70% 20%

OpInc % of revenue 6.2% 1.6% 1.9% —430bps 30bps

Income Tax 106 28 15 —86% —46%

Effective Tax Rate % 12.7% 17.6% 6.9% —580bps —1070bps

Net Income 732 130 204 —72% 56%

NI % of revenue 5.1% 0.9% 1.4% —370bps 50bps

Diluted EPS $0.42 $0.07 $0.12 —71% 71%

1Percentages and ratios are calculated based on underlying data

4	Dell Investor Relations – 2Q FY14 Performance Review See Financial History at www.dell.com/investor

2Q FY’14 Highlights

Our differentiated strategy:

The leading provider of end-to-end scalable solutions Growth refers to year-over-year

Efficient, Superior • Enterprise Solutions, Services and Software

Practical revenue up +9% to $5.8B

innovation simple and relationship

affordable model • According to IDC, Dell was the only vendor in top 5 to increase market share both Y/Y and

Our customers’ imperatives: sequentially for the past two quarters for worldwide PC units shipped

• For the 3rd year in a row Dell was ranked the

TRANSFORM CONNECT INFORM PROTECT #1 Healthcare IT services provider by Gartner

• We continue to add and invest in additional

Our end-to-end portfolio: strategic capabilities

Integrating & Simplifying & Enabling with

Connecting optimizing securing next-

END USERS the through generation

ENTERPRISE SOFTWARE SERVICES

5	Dell Investor Relations – 2Q FY14 Performance Review See Financial History at www.dell.com/investor

2Q FY’14 Non-GAAP Summary

Delivered revenue of $14.5B, flat Y/Y

Gross margin was $2.8B at 19.6% of revenue, down -100 basis points sequentially

Operating expenses were $2.2B at 15.4% of revenue, down -100 basis points sequentially

Operating income was $602M or 4.1% of revenue

Tax rate was 21.1%

Earnings per share of $0.25, down -50% Y/Y

Cash flow from operations was $1.7B; on a trailing twelve month basis, cash flow from operations was $4.4B, up +39% Y/Y

6 Dell Investor Relations – 2Q FY14 Performance Review See Financial History at www.dell.com/investor

2Q FY'14 Consolidated Non-GAAP Results

Revenue Detail

Consolidated P&L[1]

$ in Millions - except Units and EPS

	2Q'13	1Q'14	2Q'14	Y/Y Growth	Seq Growth
Units (thousands)	10,393	9,644	10,307	-1%	7%
Revenues	**14,483**	**14,074**	**14,514**	**0%**	**3%**
Gross Margin	3,270	2,899	2,839	-13%	-2%
GM % of revenue	*22.6%*	*20.6%*	*19.6%*	*-300bps*	*-100bps*
SG&A Operating Expenses	1,888	2,000	1,924	2%	-4%
SG&A Opex % of revenue	*13.0%*	*14.2%*	*13.3%*	*30bps*	*-90bps*
R&D Operating Expenses	259	309	313	21%	1%
R&D Opex % of revenue	*1.8%*	*2.2%*	*2.2%*	*40bps*	*0bps*
Operating Expenses	2,147	2,309	2,237	4%	-3%
Opex % of revenue	*14.8%*	*16.4%*	*15.4%*	*60bps*	*-100bps*
Operating Income	1,123	590	602	-46%	2%
OpInc % of revenue	*7.8%*	*4.2%*	*4.1%*	*-370bps*	*-10bps*
Income Tax	185	150	116	-37%	-23%
Effective Tax Rate %	*17.5%*	*28.7%*	*21.1%*	*360bps*	*-760bps*
Net Income	875	372	433	-51%	16%
NI % of revenue	*6.0%*	*2.6%*	*3.0%*	*-300bps*	*40bps*
Diluted EPS	$0.50	$0.21	$0.25	-50%	19%

[1]Percentages and ratios are calculated based on underlying data

- Delivered revenue of $14.5B, flat Y/Y
- Revenue dynamics:
  - All operating segments except End User Computing (EUC) experienced Y/Y growth
  - Enterprise Solutions Group up +8% Y/Y to $3.3B
  - Services revenue +2% Y/Y, driven by support & deployment
  - Americas and APJ revenue growth Y/Y, +1% and +2%, respectively

7 Dell Investor Relations – 2Q FY14 Performance Review See Financial History at www.dell.com/investor

2Q FY’14 Consolidated Non-GAAP Results

Gross Margin Detail

Consolidated P&L1

$ in Millions—except Units and EPS

2Q’13 1Q’14 2Q’14 Y/Y Seq • Gross margin was $2.8B at 19.6% of

Growth Growth

Units (thousands) 10,393 9,644 10,307 —1% 7% revenue, down -100 bps sequentially

Revenues 14,483 14,074 14,514 0% 3% • Gross Margin dynamics:

Gross Margin 3,270 2,899 2,839 —13% —2%

GM % of revenue 22.6% 20.6% 19.6% —300bps —100bps – Adjusted EUC and server pricing to

SG&A Operating Expenses 1,888 2,000 1,924 2% —4% improve our share position in these

SG&A Opex % of revenue 13.0% 14.2% 13.3% 30bps —90bps businesses

R&D Operating Expenses 259 309 313 21% 1%

R&D Opex % of revenue 1.8% 2.2% 2.2% 40bps 0bps

Operating Expenses 2,147 2,309 2,237 4% —3%

Opex % of revenue 14.8% 16.4% 15.4% 60bps —100bps

Operating Income 1,123 590 602 —46% 2%

OpInc % of revenue 7.8% 4.2% 4.1% —370bps —10bps

Income Tax 185 150 116 —37% —23%

Effective Tax Rate % 17.5% 28.7% 21.1% 360bps—760bps

Net Income 875 372 433 —51% 16%

NI % of revenue 6.0% 2.6% 3.0% —300bps 40bps

Diluted EPS $0.50 $0.21 $0.25 —50% 19%

1Percentages and ratios are calculated based on underlying data

8	Dell Investor Relations – 2Q FY14 Performance Review See Financial History at www.dell.com/investor

2Q FY'14 Consolidated Non-GAAP Results

Operating Expense and Operating Income Detail

Consolidated P&L[1]

$ in Millions - except Units and EPS

	2Q'13	1Q'14	2Q'14	Y/Y Growth	Seq Growth
Units (thousands)	10,393	9,644	10,307	-1%	7%
Revenues	14,483	14,074	14,514	0%	3%
Gross Margin	3,270	2,899	2,839	-13%	-2%
GM % of revenue	*22.6%*	*20.6%*	*19.6%*	*-300bps*	*-100bps*
SG&A Operating Expenses	**1,888**	**2,000**	**1,924**	**2%**	**-4%**
SG&A Opex % of revenue	***13.0%***	***14.2%***	***13.3%***	***30bps***	***-90bps***
R&D Operating Expenses	**259**	**309**	**313**	**21%**	**1%**
R&D Opex % of revenue	***1.8%***	***2.2%***	***2.2%***	***40bps***	***0bps***
Operating Expenses	**2,147**	**2,309**	**2,237**	**4%**	**-3%**
Opex % of revenue	***14.8%***	***16.4%***	***15.4%***	***60bps***	***-100bps***
Operating Income	**1,123**	**590**	**602**	**-46%**	**2%**
OpInc % of revenue	***7.8%***	***4.2%***	***4.1%***	***-370bps***	***-10bps***
Income Tax	185	150	116	-37%	-23%
Effective Tax Rate %	*17.5%*	*28.7%*	*21.1%*	*360bps*	*-760bps*
Net Income	875	372	433	-51%	16%
NI % of revenue	*6.0%*	*2.6%*	*3.0%*	*-300bps*	*40bps*
Diluted EPS	$0.50	$0.21	$0.25	-50%	19%

- Operating expenses were $2.2B at 15.4% of revenue, down -100 bps sequentially
- Operating expenses dynamics:
  - $125M in operating expenses related to pending go-private transaction, acquisition integration costs, and work force reductions that are excluded from our non-GAAP results
  - R&D was up +40bps Y/Y to 2.2% of revenue and SG&A was up +30 bps Y/Y to 13.3% of revenue
- Operating income was $602M, or 4.1% of revenue

[1]Percentages and ratios are calculated based on underlying data

9 Dell Investor Relations – 2Q FY14 Performance Review See Financial History at www.dell.com/investor

2Q FY'14 Consolidated Non-GAAP Results

Interest & Other Income, Taxes, and Diluted Weighted Average Shares Detail

Consolidated P&L[1]

$ in Millions - except Units and EPS

	2Q'13	1Q'14	2Q'14	Y/Y Growth	Seq Growth
Units (thousands)	10,393	9,644	10,307	-1%	7%
Revenues	14,483	14,074	14,514	0%	3%
Gross Margin	3,270	2,899	2,839	-13%	-2%
GM % of revenue	*22.6%*	*20.6%*	*19.6%*	*-300bps*	*-100bps*
SG&A Operating Expenses	1,888	2,000	1,924	2%	-4%
SG&A Opex % of revenue	*13.0%*	*14.2%*	*13.3%*	*30bps*	*-90bps*
R&D Operating Expenses	259	309	313	21%	1%
R&D Opex % of revenue	*1.8%*	*2.2%*	*2.2%*	*40bps*	*0bps*
Operating Expenses	2,147	2,309	2,237	4%	-3%
Opex % of revenue	*14.8%*	*16.4%*	*15.4%*	*60bps*	*-100bps*
Operating Income	1,123	590	602	-46%	2%
OpInc % of revenue	*7.8%*	*4.2%*	*4.1%*	*-370bps*	*-10bps*
Income Tax	**185**	**150**	**116**	**-37%**	**-23%**
Effective Tax Rate %	***17.5%***	***28.7%***	***21.1%***	***360bps***	***-760bps***
Net Income	**875**	**372**	**433**	**-51%**	**16%**
NI % of revenue	***6.0%***	***2.6%***	***3.0%***	***-300bps***	***40bps***
Diluted EPS	**$0.50**	**$0.21**	**$0.25**	**-50%**	**19%**

- Interest & other income of -$53M
- Tax rate of 21.1%
- Diluted weighted average shares up +11M Y/Y, up +1% Y/Y
- EPS down -50% Y/Y to $0.25

[1] *Percentages and ratios are calculated based on underlying data*

10 Dell Investor Relations – 2Q FY14 Performance Review See Financial History at www.dell.com/investor

2Q FY’14 Cash Flow Management

Cash Flow from Operations1 • Cash flow from operations was $1.7B

• Cash and investments balance was $13.9B

$4.4B

$3.2B $3.7B $3.3B $3.4B • 5 day sequential improvement in cash conversion cycle primarily driven by an increase

in days payable

– Days sales outstanding flat sequentially to 45 days

2Q’13 3Q ‘13 4Q’13 1Q’14 2Q’14 – Days sales of inventory flat sequentially at 11 days

– Days payables outstanding up +5 days sequentially

to 92 days

Cash Conversion Cycle (CCC)

2Q ‘1313 3Q ‘1313 4Q ‘1313 1Q ‘14 2Q ‘1414

CCC -30 -32 -31

-36 -36

1Trailing Twelve Months

11 Dell Investor Relations – 2Q FY14 Performance Review See Financial History at www.dell.com/investor

2Q FY’14 Product & Services Segment Summary

Product & Services Segment P&L1

$ in Millions

Enterprise End User

Solutions Services Software Computing

Group

Revenues 3,324 2,136 310 9,139

Y/Y Growth, % 8% 2% NM —5%

Q/Q Growth, % 7% 1% 5% 2%

Operating Income 137 339 (62) 205

Operating Income, % 4.1% 15.9% —20.1% 2.2%

Y/Y Growth, bps —80bps —10bps NM —510bps

Q/Q Growth, bps —30bps —170bps 860bps —30bps

1Reflects business unit results; reference IR tables for reconciliation with consolidated results

12 Dell Investor Relations – 2Q FY14 Performance Review See Financial History at www.dell.com/investor

2Q FY’14 Enterprise Solutions Group

Revenue & Operating Income Revenue Mix

4.9% OpInc 4.4% OpInc 4.1% OpInc 13%

$3.1B $3.1B $3.3B 87%

2Q’13 1Q’14 2Q’14 Servers, Networking & Peripherals Storage

Enterprise Solutions Group P&L

$ in Millions 2Q’13 1Q’14 2Q’14 • Revenue up +8% Y/Y to $3.3B

Revenues 3,086 3,093 3,324 • Operating income of $137M down -80bps Y/Y

Y/Y Growth, % 10% 8%

Q/Q Growth, % 7% to 4.1% of revenue

Operating Income 151 136 137

Operating Income, % 4.9% 4.4% 4.1%

Y/Y Growth, bps 160 bps —80bps

Q/Q Growth, bps —30bps

13 Dell Investor Relations – 2Q FY14 Performance Review See Financial History at www.dell.com/investor

2Q FY'14 Enterprise Solutions Group Detail

Servers, Networking & Peripherals
(Revenue $ in Millions)


2,622
2,669
2,892
2Q'13
1Q'14
2Q'14

- Revenue of $2.9B, up +10% Y/Y; have grown this business for 9 out of the last 10 quarters
- Server business performed well, particularly in hyper scale data center solutions
- Networking up +19% Y/Y; 10th straight quarter of Y/Y growth

Storage
(Revenue $ in Millions)


464
424
432
2Q'13
1Q'14
2Q'14

- Revenue of $432M, down -7% Y/Y
- Continue to develop new and innovative solutions in this business

14 Dell Investor Relations – 2Q FY14 Performance Review See Financial History at www.dell.com/investor

2Q FY’14 Services

Revenue & Operating Income Deferred Services Revenue

7,576 7,402 7,441

16.0% OpInc 17.6% OpInc 15.9% OpInc 378 420 437

7,198 6,982 7,004

$2.1B $2.1B $2.1B

2Q’13 1Q’14 2Q’14

Deferred Extended Other Deferred

2Q’13 1Q’14 2Q’14 Warranty Revenue Services Revenue

Services P&L

$ in Millions 2Q’13 1Q’14 2Q’14 • Revenue up +2% Y/Y to $2.1B

Revenues 2,097 2,109 2,136

Y/Y Growth, % 2% 2% • Operating income of $339M down -10bps Y/Y

Q/Q Growth, % 1% to 15.9% of revenue

Operating Income 336 370 339

Operating Income, % 16.0% 17.6% 15.9%

Y/Y Growth, bps 130 bps —10bps

Q/Q Growth, bps —170bps

15 Dell Investor Relations – 2Q FY14 Performance Review See Financial History at www.dell.com/investor

2Q FY'14 Services Detail

Support & Deployment
(Revenue $ in Millions)



1,192
1,202
1,223
2Q'13
1Q'14
2Q'14

- Revenue up +3% Y/Y to $1.2B
- Y/Y growth in ProSupport attach rates and other services tied to our hardware offerings

Infrastructure, Cloud & Security
(Revenue $ in Millions)



574
612
601
2Q'13
1Q'14
2Q'14

- Revenue up +5% Y/Y to $601M
- Security business up +19% Y/Y

Applications & BPO
(Revenue $ in Millions)



331
295
312
2Q'13
1Q'14
2Q'14

- Revenue down -6% Y/Y to $312M, driven by a divestiture

16 Dell Investor Relations – 2Q FY14 Performance Review See Financial History at www.dell.com/investor

2Q FY’14 Software

Revenue & Operating Income • Revenue of $310M; Deferred software revenue balance of $685M

-28.7% OpInc -20.1% OpInc • Company continues to make investments, seen by +76% Y/Y growth in Security Software

products

-12.0% OpInc $295M $310M

• Operating loss of $62M or -20.1% of revenue

$95M

2Q’13 1Q’14 2Q’14

Software P&L

$ in Millions 2Q’13 1Q’14 2Q’14

Revenues 95 295 310

Y/Y Growth, % NM NM

Q/Q Growth, % 5%

Operating Income -11 —85 -62

Operating Income, % -12.0% -28.7% -20.1%

Y/Y Growth, bps NM NM

Q/Q Growth, bps 860bps

17 Dell Investor Relations – 2Q FY14 Performance Review See Financial History at www.dell.com/investor

2Q FY’14 End User Computing

Revenue & Operating Income Revenue Mix

7.3% OpInc 2.5% OpInc 2.2% OpInc

22%

39%

$9.6B $8.9B $9.1B

39%

2Q’13 1Q’14 2Q’14 Deskto ps & Thin Client Mobility S&P

End User Computing P&L • Revenue down -5% Y/Y to $9.1B; continued

$ in Millions 2Q’13 1Q’14 2Q’14 market competitiveness

Revenues 9,571 8,920 9,139

Y/Y Growth, % -9% -5% • Operating income of $205M, down -510bps Y/Y

Q/Q Growth, % 2% to 2.2% of revenue

Operating Income 696 224 205

Operating Income, % 7.3% 2.5% 2.2%

Y/Y Growth, bps —400 bps —510bps

Q/Q Growth, bps —30bps

18 Dell Investor Relations – 2Q FY14 Performance Review See Financial History at www.dell.com/investor

2Q FY'14 End User Computing Detail

Desktops & Thin Client

(Revenue $ in Millions)


3,504
3,273
3,550
2Q'13
1Q'14
2Q'14

- Revenue up +1% Y/Y to $3.6B
- Maintaining strong position in traditional desktops, good traction in all-in-one and thin client businesses

Mobility

(Revenue $ in Millions)


3,946
3,618
3,569
2Q'13
1Q'14
2Q'14

- Revenue down -10% Y/Y to $3.6B; demand pressured by customers diverting spending to alternative mobile solutions

Software & Peripherals

(Revenue $ in Millions)


2,121
2,029
2,020
2Q'13
1Q'14
2Q'14

- Revenue down -5% Y/Y to $2.0B
- Y/Y growth in displays and other electronics

19 Dell Investor Relations – 2Q FY14 Performance Review See Financial History at www.dell.com/investor

2Q FY’14 Regional and BRIC Results

Regional Dynamics

Regional Revenue • Americas revenue was up +1% Y/Y

$ in Millions • EMEA revenue was down -4% Y/Y

2Q’13 3Q’13 4Q’13 1Q’14 2Q’14

Americas • APJ revenue was up +2% Y/Y

Sequential Growth, % 6% —5% —1% 2% 6% BRIC Dynamics

Y/Y Growth, % -6% —9% -10% 1% 1% • BRIC countries revenue up +1% Y/Y

EMEA

Sequential Growth, % -4% —8% 17% —5% -6% – Brazil up +7% Y/Y

Y/Y Growth, % —7% —15% —14% —2% —4% – India up +6% Y/Y

APJ – China flat Y/Y

Sequential Growth, % -8% —4% 8% -7% 6% – Russia down -33% Y/Y

Y/Y Growth, % -12% —11% -9% —12% 2%

20 Dell Investor Relations – 2Q FY14 Performance Review See Financial History at www.dell.com/investor

2Q FY14 Corporate Responsibility

Dell's commitment to our planet, our communities and our people

Our Planet

- Dell's FY13 Corporate Responsibility Summary report was published in June
- In FY13 we recycled more than 170 million pounds (77,497,028 kg) of electronics globally, putting us past the 1 billion pound takeback goal we set in 2008
- Dell commits to packaging that is 100% recyclable or compostable and 100% sustainably sourced by 2020
- Dell provided capability building to suppliers who had not previously reported emissions through the Carbon Disclosure Project and helped them to publically report for the first time
- Dell recently joined the SPLC, which is a group of leaders from government, industry, academia, standards organizations and NGOs joining forces to standardize how sustainable purchasing is defined, guided, measured and rewarded

Our Communities & Our People

- Dell named the 2013 Microsoft YouthSpark Citizenship Partner of the Year
- The Dell Social Innovation Challenge awarded $100K+ in prize money with winning students from India, Bangladesh, Germany, Mexico and the US
- Launched two university level challenges to spur innovation and social change
- Responded to disasters in China, India, Canada and the US matching over $80K in employee contributions, giving $315K in corporate donations

21 Dell Investor Relations – 2Q FY14 Performance Review See Financial History at www.dell.com/investor

Dell 2Q FY14

Supplemental Non-GAAP Measures

22 Dell Investor Relations – 2Q FY14 Performance Review See Financial History at www.dell.com/investor

Supplemental Non-GAAP Measures

($ millions, except per share data)	2Q'12	3Q'12	4Q'12	FY12	1Q'13	2Q'13	3Q'13	4Q'13	FY13	1Q'14	2Q'14
GAAP Net Income	**890**	**893**	**764**	**3,492**	**635**	**732**	**475**	**530**	**2,372**	**130**	**204**
GAAP EPS	**0.48**	**0.49**	**0.43**	**1.88**	**0.36**	**0.42**	**0.27**	**0.30**	**1.35**	**0.07**	**0.12**
Non-GAAP adjustments:											
Amortization of intangibles	95	100	104	391	110	150	165	188	613	196	196
Severance & facility actions and Acquisition-related	87	46	108	313	76	72	132	68	348	80	87
Other[1]	0	0	0	0	0	0	0	0	0	88	47
Aggregate Tax-adjustments	(66)	(56)	(63)	(244)	(60)	(79)	(93)	(84)	(316)	(122)	(101)
Total adjustments to Net Income	116	90	149	460	126	143	204	172	645	242	229
Total adjustments to EPS - diluted	0.06	0.05	0.08	0.25	0.07	0.08	0.12	0.10	0.37	0.14	0.13
Non-GAAP Net Income	**1,006**	**983**	**913**	**3,952**	**761**	**875**	**679**	**702**	**3,017**	**372**	**433**
Non-GAAP EPS	**0.54**	**0.54**	**0.51**	**2.13**	**0.43**	**0.50**	**0.39**	**0.40**	**1.72**	**0.21**	**0.25**
Percentage of Total Net Revenue:											
GAAP Net Income	*5.7%*	*5.8%*	*4.8%*	*5.6%*	*4.4%*	*5.1%*	*3.5%*	*3.7%*	*4.2%*	*0.9%*	*1.4%*
Non-GAAP adjustments	*0.7%*	*0.6%*	*0.9%*	*0.8%*	*0.9%*	*0.9%*	*1.4%*	*1.2%*	*1.1%*	*1.7%*	*1.6%*
Non-GAAP Net Income	*6.4%*	*6.4%*	*5.7%*	*6.4%*	*5.3%*	*6.0%*	*4.9%*	*4.9%*	*5.3%*	*2.6%*	*3.0%*

[1] Includes expenses associated with Dell's proposed merger and retention cash bonus awards granted to certain key employees in the first quarter of Fiscal 2014.

23 Dell Investor Relations – 2Q FY14 Performance Review See Financial History at www.dell.com/investor

Supplemental Non-GAAP Measures

($ millions) 2Q’12 3Q’12 4Q’12 FY12 1Q’13 2Q’13 3Q’13 4Q’13 FY13 1Q’14 2Q’14

GAAP Gross Margin 3,525 3,469 3,385 13,811 3,067 3,138 2,872 3,109 12,186 2,747 2,689

Non- GAAP adjustments:

Amortization of intangibles 74 77 83 305 88 109 120 138 455 140 141

Severance & facility actions and

Acquisition- related 26 0 15 49 12 23 21 11 67 10 8

Other1 0 0 0 0 0 0 0 0 0 2 1

Total adjustments to Gross Margin 100 77 98 354 100 132 141 149 522 152 150

Non- GAAP Gross Margin 3,625 3,546 3,483 14,165 3,167 3,270 3,013 3,258 12,708 2,899 2,839

Percentage of Total Net Revenue:

GAAP Gross Margin 22.5% 22.6% 21.1% 22.3% 21.3% 21.6% 20.9% 21.7% 21.4% 19.5% 18.5%

Non- GAAP adjustments 0.7% 0.5% 0.6% 0.5% 0.7% 1.0% 1.1% 1.1% 0.9% 1.1% 1.1%

Non- GAAP Gross Margin 23.2% 23.1% 21.7% 22.8% 22.0% 22.6% 22.0% 22.8% 22.3% 20.6% 19.6%

1 Includes expenses associated with Dell’s proposed merger and retention cash bonus awards granted to certain key employees in the first quarter of Fiscal 2014.

24 Dell Investor Relations – 2Q FY14 Performance Review See Financial History at www.dell.com/investor

Supplemental Non-GAAP Measures

($ millions) 2Q’12 3Q’12 4Q’12 FY12 1Q’13 2Q’13 3Q’13 4Q’13 FY13 1Q’14 2Q’14

GAAP operating expenses 2,379 2,327 2,454 9,380 2,243 2,237 2,283 2,411 9,174 2,521 2,417

Non- GAAP adjustments:

Amortization of intangibles (21) (23) (21) (86) (22) (41) (45) (50) (158) (56) (55)

Severance & facility actions and

Acquisition- related (61) (46) (93) (264) (64) (49) (111) (57) (281) (70) (79)

Other1 0 0 0 0 0 0 0 0 0 (86) (46)

Total adjustments to opex (82) (69) (114) (350) (86) (90) (156) (107) (439) (212) (180)

Non- GAAP operating expenses 2,297 2,258 2,340 9,030 2,157 2,147 2,127 2,304 8,735 2,309 2,237

Percentage of Total Net Revenue:

GAAP operating expenses 15.2% 15.2% 15.3% 15.2% 15.6% 15.4% 16.6% 16.8% 16.1% 17.9% 16.6%

Non- GAAP adjustments —0.5% —0.5% —0.7% —0.7% —0.6% —0.6% —1.1% —0.7% —0.8% —1.5% —1.2%

Non- GAAP operating expenses 14.7% 14.7% 14.6% 14.5% 15.0% 14.8% 15.5% 16.1% 15.3% 16.4% 15.4%

1 Includes expenses associated with Dell’s proposed merger and retention cash bonus awards granted to certain key employees in the first quarter of Fiscal 2014.

25 Dell Investor Relations – 2Q FY14 Performance Review See Financial History at www.dell.com/investor

Supplemental Non-GAAP Measures

($ millions) 2Q’12 3Q’12 4Q’12 FY12 1Q’13 2Q’13 3Q’13 4Q’13 FY13 1Q’14 2Q’14

GAAP operating income 1,146 1,142 931 4,431 824 901 589 698 3,012 226 272

Non- GAAP adjustments:

Amortization of intangibles 95 100 104 391 110 150 165 188 613 196 196

Severance & facility actions and

Acquisition- related 87 46 108 313 76 72 132 68 348 80 87

Other1 0 0 0 0 0 0 0 0 0 88 47

Total adjustments to opinc 182 146 212 704 186 222 297 256 961 364 330

Non- GAAP operating income 1,328 1,288 1,143 5,135 1,010 1,123 886 954 3,973 590 602

Percentage of Total Net Revenue:

GAAP operating income 7.3% 7.4% 5.8% 7.1% 5.7% 6.2% 4.3% 4.9% 5.3% 1.6% 1.9%

Non- GAAP adjustments 1.2% 1.0% 1.3% 1.2% 1.3% 1.6% 2.2% 1.8% 1.7% 2.6% 2.2%

Non- GAAP operating income 8.5% 8.4% 7.1% 8.3% 7.0% 7.8% 6.5% 6.7% 7.0% 4.2% 4.1%

1 Includes expenses associated with Dell’s proposed merger and retention cash bonus awards granted to certain key employees in the first quarter of Fiscal 2014.

26 Dell Investor Relations – 2Q FY14 Performance Review See Financial History at www.dell.com/investor

Supplemental Non-GAAP Measures

($ millions) 2Q’12 3Q’12 4Q’12 1Q’13 2Q’13 3Q’13 4Q’13 1Q’14 2Q’14

Net TTM Free Cash Flow

Cash flow from operations 5,235 5,173 5,527 4,924 3,187 3,679 3,283 3,382 4,423

Capital expenditures (549) (670) (675) (680) (641) (548) (513) (529) (573)

Financing receivables 375 412 372 322 282 261 193 135 185

Net TTM Free Cash Flow 5,061 4,915 5,224 4,566 2,828 3,392 2,963 2,988 4,035

Net Free Cash Flow

Cash flow from operations 2,374 851 1,837 (138) 637 1,343 1,441 (39) 1,678

Capital expenditures (159) (214) (165) (142) (120) (121) (130) (158) (164)

Financing receivables 100 83 210 (71) 60 62 142 (129) 110

Net Free Cash Flow 2,315 720 1,882 (351) 577 1,284 1,453 (326) 1,624

27 Dell Investor Relations – 2Q FY14 Performance Review See Financial History at www.dell.com/investor